EXHIBIT 99.1

TEPPCO Partners, L.P. Investor Presentation February 2003

Forward-looking Statements The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.'s securities will not differ materially from those contained in the forward- looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO's control that will impact and drive TEPPCO's future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.'s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P. One of the largest energy Master Limited Partnerships Formed in 1990 with headquarters in Houston, Texas General Partner owned by Duke Energy Field Services (DEFS), a premier North American midstream company Strong focus on corporate governance and serving interests of limited partners Duke Energy Field Services (Sponsor) Texas Eastern Products Pipeline Company, LLC (G.P.) TEPPCO Partners, L.P. (Partnership) Public Unitholders 100% 2% 10.9% 87.1%

The Sponsor: Duke Energy Field Services DEFS is owned by two substantial and well- respected energy companies Largest midstream company in the U.S. Proven, reliable, low-cost gas gatherer and processor Known for operational excellence and customer service orientation DEFS 69.7% 30.3% Equity: $30 billion Debt: $18 billion Firm Value: $48 billion Equity: $15 billion Debt: $20 billion Firm Value: $35 billion Texas Eastern Products Pipeline Company, LLC Pipeline Company, LLC Pipeline Company, LLC Pipeline Company, LLC Pipeline Company, LLC 12/31/02 9/30/02

The TEPPCO Systems 11,600 Miles of Pipelines in 16 States ... .... Strategically Positioned to Capitalize on Market Opportunities

TEPPCO's Three Business Segments Midstream Natural gas gathering and NGL transportation and fractionation Upstream Crude oil gathering, transportation, storage and marketing Downstream Refined products, LPG, and petrochemical transportation, storage and terminaling

2002 was another record year for TEPPCO 1998 1999 2000 2001 2002 Net Income 53.341 72.12 77.376 109.131 117.9 Distributions 56.774 69.259 82.231 104.412 151.9 EBITDA 116.3 134.9 161.2 226.2 281.9 Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

2002 Achievements Strong upstream gathering, marketing and transportation results Benefited from higher gathering margins and quality differentials, and full integration of prior acquisitions Solid Seaway Pipeline performance and continued strong Texas City terminal utilization Record downstream volumes with start-up of Centennial Pipeline First half results impacted by soft refined products and LPG demand Increased second half volumes confirms demand for incremental Gulf Coast supply

2002 Achievements Substantial midstream segment growth Successful completion of Jonah Gas Gathering System Phase I & II expansions, increasing deliveries to 850 MMcf/d in December Chaparral Pipeline and Val Verde Gas Gathering acquisitions expanded scope of NGL and gas gathering activity Record earnings and EBITDA $118 million Net Income and $282 million EBITDA Completed $380 million in equity offerings, reducing debt/capitalization to 57% Restructured debt, issuing $500 million in senior notes and renewing $700 million credit facility Increased annualized distribution by 4.2% to $2.40 per unit

TEPPCO Corporate Strategy Focus on internal growth prospects Increase throughput on our pipeline systems Expand / upgrade existing assets and construct new pipeline and gathering systems Target accretive acquisitions in our core businesses that provide growth potential Utilize competitive strength from alignment with DEFS Operate in a safe, efficient and environmentally responsible manner Continue track record of steady, annual distribution growth Our Goal: To grow cash flow and returns to our unitholders

TEPPCO's Upstream Business

Upstream Strategy Strengthen market position around existing asset base Focus activity in West Texas, South Texas and Red River areas Increase margins by improving and expanding services, and reducing costs through asset optimization Pursue strategic acquisitions to leverage existing market presence Realize full potential of Seaway assets Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers Maximize value of strong Texas City marine terminal position

TEPPCO's Midstream Business

Midstream Strategy Leverage DEFS market strength and operations expertise to pursue midstream growth opportunities Prudently expand Jonah capacity to meet producer needs Assets well positioned to handle production increases and development of new areas Additional investment opportunity from Phase III expansion Attractive growth potential from Val Verde Gathering System Initial phase of coal seam gas infill drilling underway Aggressively market existing capacity to accommodate additional conventional and coal seam gas

Jonah Gas Gathering System Acquired from Alberta Energy for $360 million in Q4 2001 Located in prolific Green River Basin Asset overview: 350 miles of pipelines serving 14 gas producers Five compressor stations and related metering equipment Increased capacity achieved through two expansion projects Expanded capacity from 450 MMcf/d in Q4 2001 to 880 MMcf/d in Q4 2002

Val Verde Gas Gathering System Acquired from Burlington Resources for $444 million on 6/30/02 Gathers from 544 separate wells in San Juan Basin Fruitland Coal Formation One of the largest coal seam gas gathering and treating facilities 1 Bcf/d pipeline capacity 360 miles of pipeline 14 compressor stations Amine treating facility Attractive growth potential from infill coal seam drilling and conventional gas production

TEPPCO's Downstream Business

Downstream Strategy Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall Centennial is a key investment for TEPPCO: Strategically Allows TEPPCO to participate in the incremental demand in its core market area Economically Centennial provides substantial, efficient growth capacity Startup of Centennial provided capacity to move record refined products volumes in 2002 Growth in Little Rock, Cape Girardeau, Princeton Increased propane movements to Midwest and Northeast Key to pursuing several downstream growth initiatives

Midwest Refined Products Supply PADD III Production Will Continue To Support PADD II Demand Shortfall = North Central U.S. region (as per EIA Annual Energy Outlook 2003) NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA TEXAS MINNESOTA IOWA MISSOURI ALABAMA FLORIDA GEORGIA SOUTH CAROLINA NORTH CAROLINA KENTUCKY WISCONSIN OHIO MICHIGAN VIRGINIA WEST VIRGINIA PENNSYLVANIA NEW YORK MAINE VERMONT MARYLAND PADD II PADD I PADD III TENNESSEE INDIANA ILLINOIS ARKANSAS LOUISIANA MISSISSIPPI Growing Mid Continent Shortfall Longer term supply

Midwest Refined Products Demand Centennial Pipeline will be a key link for satisfying Midwest demand growth:

Downstream Strategy TEPPCO announced purchase of additional 1/6 interest in Centennial Pipeline from CMS for $20 million Attractive price due to CMS restructuring TEPPCO and Marathon Ashland will each own 50% interest TEPPCO has obtained 5-year capacity lease which benefits both Centennial and TEPPCO Increased Centennial throughput will improve transit time Provides mechanism for TEPPCO to optimize both systems Purchase should provide modest improvement to TEPPCO results in 2003 Increased Centennial revenue likely to be offset by line cleaning costs Will facilitate pursuit of growth opportunities

Downstream Strategy Centennial provides excellent platform for long-term growth Serves chronically short Midwest market, with reasonable likelihood of additional refinery closures Potential to displace river movements Provides capacity to allow growth in propane movements Substantial cash flow potential as Centennial volumes increase $10+ mm annual TEPPCO cash flow at 200,000 bpd $25 - $30 mm annual TEPPCO cash flow at 300,000 bpd, with modest capital investment Incremental benefits to TEPPCO system from optimizing product mix and power costs

TEPPCO's asset base has quadrupled over the last five years, Assets 1990 549.9 1991 550.9 1992 552.2 1993 543.6 1994 557.5 1995 550.2 1996 561 1997 589 1998 731 1999 778 2000 1260 2001 1781 2002 2410 Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003E Refined Products 89.203 87.616 90.712 107.271 110.234 115.262 119.971 130.467 132.642 128.151 122.9 138.2 154.2 LPG 34.652 34.821 38.813 36.636 38.237 41.64 41.991 32.048 37.575 39.633 40 40.49 41.6 Crude Oil 5.549 33.297 46.255 77.917 82.8 81.3 NGL 5.2 21.634 54 66.7 Gas - BOE 7.6 71.6 80.3 Revenue 163.303 166.222 183.634 197.304 203.716 216.025 222.093 217.267 268.841 293.337 and volumes have grown significantly, CAGR: 20% (since 1998)

resulting in substantial EBITDA growth. 1998 1999 2000 2001 2002 2003E EBITDA 110 134.9 161.2 226.2 281.9 315 2003E represents midpoint of EBITDA range

Upstream Midstream Downstream 17.46 45.08 37.46 EBITDA Contribution by Segment - 2003E Range: $305 - $325 MM

Downstream EBITDA Contribution 1999 2000 2001 2002 2003E Downstream 110.9 112.2 125.3 112.5 118 Pennzoil 18.9 Revenue growth limited by throughput capacity prior to 2002 Centennial start-up provides capacity for future long-term growth Substantial pipeline integrity-related costs absorbed in 2002-03 Baseline established for future years 2003E represents midpoint of EBITDA range

Upstream EBITDA Contribution Steady growth from prior acquisitions and higher margins Extraordinary results in 2002 2003 impacted by: Seaway working interest reduction (67% to 60%) 1Q03 Venezuelan strike and pipeline integrity costs 1999 2000 2001 2002 2003E Upstream 11.7 35.9 55.4 63.6 55 2003E represents midpoint of EBITDA range

Midstream EBITDA Contribution 1999 2000 2001 2002 2003E Midstream 11.6 12.3 25.8 105.8 142 Significant growth from recent NGL and gas gathering acquisitions 2003 reflects full year impact of Chaparral and Val Verde purchases, and Jonah expansions 2003E represents midpoint of EBITDA range

Distributions have shown steady growth Note: 1990 indicative of full year distribution. 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 1.1 1.1 1.1 1.11 1.19 1.33 1.45 1.55 1.75 1.85 2 2.15 2.35 CAGR: 8.8% (since 1993)

TEPPCO unitholders have realized an 18% average annual return since 1990 TPP S&P 500 DJIA 1990 100 100 100 1991 118.2 122.7 117.1 1992 145.4 128.2 121.9 1993 198.6 137.2 138.7 1994 198.3 135.1 141.6 1995 308.1 181.1 189 1996 381.5 217.9 238.2 1997 515 285.5 292.1 1998 510.4 361.5 339.1 1999 432.1 432.1 424.6 2000 599.7 388.3 398.5 2001 787.3 337.7 370.2 2002 785.8 258.8 308.1 Cumulative Return on Initial $100 Investment

2003 Outlook EBITDA: $305 - $325 million Net Income: $109 - $129 million Earnings Per Unit: $1.40 - $1.65 Capital expenditures: $75 - $80 million Includes $22 - $26 million maintenance capital Includes $20 million for additional Centennial interest Potential for additional growth capital investment Current LP & Class B units outstanding: 57.7 million

Factors that could impact TEPPCO's 2003 performance Refined products and petrochemicals demand Timing and pace of economic recovery Improved Centennial Pipeline operations and market development Weather-related propane demand Crude prices, gathering margins and differentials International events - Iraq, Venezuela Natural gas development drilling levels Acquisitions Interest Rates

TEPPCO's Governance Our governance model is one of full disclosure Strong focus on protecting interests of limited partners and avoiding conflicts with general partner TEPPCO general partner managed with high degree of independence Special Committee of outside directors utilized whenever potential conflicts arise Demonstrated record of "win-win" relationship with DEFS Strict governance ensures high degree of investor confidence

Conclusion Strong asset positions in diversified businesses Visible internal growth prospects and potential acquisitions Growth opportunities from alignment with DEFS Financial strength to fund growth initiatives Experienced personnel with customer service orientation Strict governance to ensure continued stakeholder trust and confidence TEPPCO is well positioned for continued growth

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